UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2004

                                Unit Corporation

             (Exact name of registrant as specified in its charter)



           Oklahoma                   1-9260                 73-1283193
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification No.)



       7130 South Lewis, Suite 1000, Tulsa, Oklahoma           74136
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (918) 493-7700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


      Written communications pursuant to Rule 425 under the Securities Act
---   (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---   (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the
---   Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the
---   Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           -------------------------------------------

     Effective August 25, 2004, the Board of Directors of Unit Corporation (the "Company") amended and restated the Company's 2000 Non-Employee Directors' Stock Option Plan (the "Plan"). Under the Plan, each non-employee director of the Company automatically receives an option to purchase 3,500 shares of common stock of the Company on the first business day following the day of each annual meeting of stockholders of the Company. The option exercise price is the fair market value of the Company's common stock on such date. The Plan was amended for the sole purpose of changing the time periods in which a non-employee director may exercise a stock option granted under the Plan after termination of service as a director.

     The following chart shows how such time periods were amended:

   Reason for                                             Effect on Stock
   Termination        Effect on Stock Options         Options After Amendment
   of Service       Before Amendment to the Plan            to the Plan
   -----------      ----------------------------      -----------------------


   Resignation    Vested options are exercisable      Vested options are exer-
                  until the later of 90 days from     cisable until the earlier
                  the date of termination and the     of 24 months from the date
                  option expiration date.             of termination and the
                  Unvested options are immediately    option expiration date.
                  cancelled.                          Unvested options are
                                                      immediately cancelled.

   Disability     Same as Resignation.                Same as Resignation.

   Retirement     Same as Resignation.                Same as Resignation.

   Death          All options become fully vested     All options become fully
                  and are exercisable until the       vested. Otherwise, same as
                  later of two years from the date    Resignation.
                  of termination and the option
                  expiration date.

   Removal for    Same as Resignation.                Vested options are exer-
   Cause                                              cisable until the earlier
                                                      of 30 days from the date
                                                      of termination and the
                                                      option expiration date.
                                                      Unvested options are
                                                      immediately cancelled.

   Other          Vested options are exercisable      Vested options are exer-
   Termination    until the later of one year         cisable until the earlier
                  from the date of                    of one year from the
                  termination and the option          date of termination and
                  expiration date.  Unvested          the option expiration
                  options are immediately             date. Unvested options
                  cancelled.                          are immediately cancelled.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

Not Applicable.


(b)  Pro Forma Financial Information.
     --------------------------------

Not Applicable.

(c)  Exhibits.
     ---------


     10.1 Unit Corporation 2000 Non-Employee Directors' Stock Option Plan as Amended and Restated effective August 25, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Unit Corporation

Date: August 27, 2004             By:  /s/ Mark E. Schell
                                     --------------------
                                  Name:  Mark E. Schell
                                  Title:  Senior Vice President



































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
                                 EXHIBIT INDEX
                                 -------------
Exhibit No.      Description

   10.1 Unit Corporation 2000 Non-Employee Directors' Stock Option Plan as Amended and Restated effective August 25, 2004
























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